                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  SA TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          SA TELECOMMUNICATIONS, INC.
                       1600 PROMENADE CENTER, 15TH FLOOR
                            RICHARDSON, TEXAS 75080

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 1997

                            ------------------------

TO: THE STOCKHOLDERS OF SA TELECOMMUNICATIONS, INC.

    NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of SA Telecommunications, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 29, 1997, at 10:00 a.m. local time in the Company's executive offices at 1600 Promenade Center, 15th Floor, Richardson, Texas 75080 for the purpose of considering and voting upon the following:

    (1) A proposal to elect four (4) directors to serve for a three year-term or until their respective successors are elected and qualified.

    (2) A proposal to approve and adopt certain amendments to the Company's 1994 Employee Stock Option Plan.

    (3) A proposal to ratify the Board of Directors' appointment of Price Waterhouse LLP as independent public accountants for the Company for the fiscal year ending December 31, 1997.

    (4) Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

The items of business are more fully described in the Proxy Statement accompanying this notice.

    The Board of Directors has fixed April 15, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Jack W. Matz, Jr.
                                          Chairman and Chief Executive Officer

Richardson, Texas
April 29, 1997

                                    IMPORTANT
 YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                          SA TELECOMMUNICATIONS, INC.
                       1600 PROMENADE CENTER, 15TH FLOOR
                            RICHARDSON, TEXAS 75080

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 1997

                            ------------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

    This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation by the Board of Directors of SA Telecommunications, Inc. (the "Company") of proxies for the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on Thursday, May 29, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and any adjournment(s) thereof. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Stockholders for the year ended December 31, 1996 are being first mailed to the Company's stockholders on or about April 29, 1997.

    The accompanying proxy is designed to permit each holder of the Company's common stock, par value $.0001 per share (the "Common Stock"), to vote for or withhold voting for any or all of the nominees for election as directors of the Company listed under Proposal 1, to vote for or against or to abstain from voting on Proposals 2 and 3 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. IF NO SUCH SPECIFICATIONS ARE MADE, THE PROXIES FOR THE COMMON STOCK WILL BE VOTED BY THOSE PERSONS NAMED IN THE PROXIES AT THE ANNUAL MEETING: FOR THE ELECTION OF THE NOMINEES UNDER THE CAPTION "ELECTION OF DIRECTORS;" FOR THE AMENDMENTS TO THE COMPANY'S 1994 EMPLOYEE STOCK OPTION PLAN (THE "EMPLOYEE PLAN"); AND FOR RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE CURRENT FISCAL YEAR. If any other matters properly come before the Annual Meeting, the proxies will vote such matters according to their judgment.

    The Company encourages the personal attendance of its stockholders at the Annual Meeting. Execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote his or her shares in person. Any stockholder giving a proxy has the right to revoke it by either
(i) giving written notice of revocation to the Corporate Secretary, SA Telecommunications, Inc., at the Company's principal executive offices, 1600 Promenade Center, 15th Floor, Richardson, Texas 75080, at any time before the proxy is voted, (ii) executing and delivering a later-dated proxy, or (iii) attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not in and of itself revoke the proxy.

    All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses incurred in forwarding such material.

    The Annual Report to Stockholders covering the Company's fiscal year ended December 31, 1996 (the "Annual Report"), including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

                       ACTION TO BE TAKEN AT THE MEETING

    At the Annual Meeting, the stockholders of the Company will consider and vote upon the following matters:

    (1) A proposal to elect four (4) directors to serve as Class II Directors for a three-year term or until their respective successors are elected and qualified.

    (2) A proposal to approve and adopt certain amendments to the Employee Plan.

    (3) A proposal to ratify the Board of Director's appointment of Price Waterhouse LLP as independent public accountants for the Company for the fiscal year ending December 31, 1997.

    (4) Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

GENERAL

    The Board of Directors has fixed April 15, 1997 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the close of business on the Record Date, 15,668,835 shares of the Common Stock were outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders. 180,000 shares of the Company's Series A Cumulative Convertible Preferred Stock, par value $.00001 per share (the "Series A Stock") were also outstanding as of the Record Date, none of which are entitled to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED; EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

    The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of the holders on the Record Date of a plurality of the shares of Common Stock outstanding, represented in person or by proxy at the Annual Meeting, is required for the election of directors. The affirmative vote of the holders on the Record Date of a majority of the shares of Common Stock outstanding, represented in person or by proxy at the Annual Meeting, is required for the approval of the amendments to the Employee Plan and for the ratification of the appointment by the Board of Directors of Price Waterhouse LLP as independent public accountants to the Company for the current year.

    Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions and broker non-votes do not have any effect on the election of directors. Nevertheless, in all other cases, abstentions are counted essentially as votes "against" the remaining proposals presented to stockholders because such proposals require the affirmative vote of a majority of the shares entitled to vote thereon at the meeting. With respect to the proposals contained in this Proxy Statement, broker non-votes are not counted for purposes of determining whether a proposal has been approved.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table and notes thereto set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and executive officer of the Company included in this Proxy Statement under "Executive Compensation" and (iii) all officers and directors of the Company as a group, as of March 31, 1997.

                                                                                         BENEFICIAL OWNERSHIP
                                                                                   ---------------------------------
                                                                                        SHARES OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                 COMMON STOCK(1)     PERCENT(2)
---------------------------------------------------------------------------------  -------------------  ------------

Jack W. Matz, Jr. ...............................................................    4,018,663(3)(4)          22.3%
  1600 Promenade Center, 15th Floor
  Richardson, Texas 75080

Paul R. Miller ..................................................................      351,272(5)              2.2%
  1600 Promenade Center, 15th Floor
  Richardson, Texas 75080

J. David Darnell ................................................................      323,750(6)              2.0%
  1600 Promenade Center, 15th Floor
  Richardson, Texas 75080

Lynn H. Johnson .................................................................       67,500(7)            *
  1600 Promenade Center, 15th Floor
  Richardson, Texas 78080

Igor I. Mamantov ................................................................      270,000(8)              1.7%
  1600 Promenade Center, 15th Floor
  Richardson, Texas 75080

John H. Nugent ..................................................................       70,000(9)            *
  1600 Promenade Center, 15th Floor
  Richardson, Texas 75080

John Q. Ebert ...................................................................       18,800(10)           *
  3612 Garden Brook Dr., Apt. 134
  Farmers Branch, Texas 75234

Howard F. Curd ..................................................................    2,040,000(11)(12)        11.6%
  650 Fifth Avenue
  New York, New York 10019

Dean A. Thomas ..................................................................      349,405(13)             2.2%
  1907 Ridge Creek Dr.
  Richardson, Texas 75082

Barry J. Williams, M.D. .........................................................      340,316(14)             2.1%
  4100 W 15th St., #103
  Plano, Texas 75075

Pete W. Smith ...................................................................      487,250(15)             3.1%
  3131 Premier Drive
  Irving, Texas 75063

Thomas L. Cunningham ............................................................       70,790(16)           *
  1717 Endicott Drive
  Plano, Texas 75205-3057

                                                                                         BENEFICIAL OWNERSHIP
                                                                                   ---------------------------------
                                                                                        SHARES OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                 COMMON STOCK(1)     PERCENT(2)
---------------------------------------------------------------------------------  -------------------  ------------
Reuben F. Richards ..............................................................    2,000,000(11)(17)        11.4%
  650 Fifth Avenue
  New York, New York 10019

Jesup & Lamont Capital Markets, Inc. ............................................    1,990,000(11)            11.3%
  650 Fifth Avenue
  New York, New York 10019

Northstar Investment Management Corporation .....................................    6,098,039(18)            28.0%
  2 Pickwick Plaza
  Greenwich, Connecticut 06830

McCullough, Andrews & Capprello, Inc. ...........................................    1,176,471(19)             7.0%
  101 California Street, Suite 4250
  San Francisco, California 94111

Dean Witter Intercapital, Inc. ..................................................      980,932(20)             5.9%
  Two World Trade Center
  New York, New York 10048

All executive officers and directors as a group (consisting of 13 persons).......    8,248,474(21)            38.4%

------------------------

  * Represents less than one percent (1%).

 (1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, each of the persons or entities named has sole voting and investment power with respect to the shares reported.

 (2) The percentages indicated are based on exercisable outstanding options and conversion privileges for each individual or entity listed and 15,668,835 shares of Common Stock issued and outstanding on March 31, 1997.

 (3) Includes 992,000 shares that Mr. Matz has the right to acquire upon the exercise of stock options and Common Stock purchase warrants exercisable within 60 days.

 (4) Includes a total of 2,592,289 shares that Mr. Matz has the right to vote (or direct the vote) under separate voting trusts and voting agreements but over which he does not have dispositive power. Mr. Matz, as trustee under the voting trusts, has the right to vote 1,065,135 shares of the Company's Common Stock on any matters presented to the stockholders for a vote. Each of these voting trust agreements has a duration of five years and will terminate at various times beginning June 30, 1997 through April 12, 1999. In addition, under certain voting agreements with purchasers of the Company's Common Stock in connection with a September 20, 1995 private placement, Mr. Matz has the right to vote 37,300 shares (the "1995 Shares") of the Company's Common Stock held by, and 10,000 shares of Common Stock issuable upon exercise of certain Common Stock purchase warrants (the "1995 Warrants" and together with the 1995 Shares the "1995 Securities")) issued to, such purchasers. In addition, pursuant to the terms of certain voting agreements entered into with six purchasers of the Company's Common Stock purchase warrants (the "1996 Warrants") issued on May 7, 1996, Mr. Matz has the right to vote 1,337,500 shares of Common Stock issuable upon exercise thereof. The voting agreements with respect to the 1995 Securities and 1996 Warrants terminate on August 31, 2005 and May 2, 2006, respectively. The 1995 Warrants are exercisable until September 11, 1997. The 1996 Warrants are exercisable until May 7, 1998. The number represented hereby also includes shares of Common Stock which Mr. Matz has the right to vote under a voting agreement with Mr. Houston until the earlier of Mr. Houston's transfer of such shares or April 11, 2001, but does not include 500,000 shares of Common Stock (the "Pledged Shares") which Mr. Matz has the right to vote under a voting agreement on behalf of the former shareholders of AddTel Communications, Inc. ("Addtel"), which shares were pledged by the Company's subsidiary to such shareholders. The Pledged Shares will not be entitled to vote or be counted for quorum purposes unless and until such shares have been foreclosed upon by such shareholders pursuant to the terms of the applicable pledge agreement. Such voting rights will terminate upon the earlier to occur of January 10, 2007 or the sale of all such shares as permitted under such pledge agreement.

 (5) Includes 180,000 shares that Mr. Miller has the right to acquire upon the exercise of stock options exercisable within 60 days. Pursuant to that certain Voting Trust Agreement, dated April 12, 1994, Mr. Miller has transferred the right to vote 169,272 shares of Common Stock to Jack W. Matz, Jr. as Trustee on all matters presented to the stockholders for a vote. Mr. Miller retains sole dispositive power over all shares beneficially owned by him.

 (6) Includes 308,750 shares that Mr. Darnell has the right to acquire upon the exercise of stock options exercisable within 60 days.

 (7) Includes 62,500 shares that Ms. Johnson has the right to acquire upon the exercise of stock options exercisable within 60 days.

 (8) Includes 270,000 shares that Mr. Mamantov has the right to acquire upon the exercise of stock options and Common Stock purchase warrants exercisable within 60 days.

 (9) Includes 40,000 shares that Mr. Nugent has the right to acquire upon the exercise of stock options exercisable within 60 days.

(10) Includes 18,800 that Mr. Ebert has the right to acquire upon the exercise of stock options exercisable within 60 days.

(11) Includes 500,000 shares of the Company's Common Stock that Jesup & Lamont Capital Markets, Inc. ("JLCM") has the right to acquire upon the exercise of Common Stock purchase warrants exercisable within 60 days and 1,440,000 shares issuable upon conversion of shares of Series A Stock of the Company. Messrs. Curd and Richards are Managing Director and Senior Managing Director, respectively, of such entity.

(12) Includes 30,000 shares that Mr. Curd has the right to acquire upon the exercise of stock options exercisable within 60 days.

(13) Includes 169,166 shares that Mr. Thomas has the right to acquire upon the exercise of stock options and Common Stock purchase warrants exercisable within 60 days.

(14) Includes 274,166 shares that Dr. Williams has the right to acquire upon the exercise of stock options and Common Stock purchase warrants exercisable within 60 days.

(15) Includes 121,666 shares that Mr. Smith has the right to acquire upon the exercise of stock options and Common Stock purchase warrants exercisable within 60 days.

(16) Includes 40,000 shares that Mr. Cunningham has the right to acquire upon the exercise of stock options exercisable within 60 days.

(17) Includes 10,000 shares that Mr. Richards has the right to acquire upon the exercise of stock options exercisable within 60 days.

(18) Includes 4,607,843 shares currently issuable upon conversion of the Company's 10% Convertible Notes Due 2006 (the "Notes") issued to Northstar High Total Return Fund, Northstar Balance Sheet Opportunities, T.D. Partners, L.P., Northstar Multi-Sector Bond Fund and Northstar High Yield Bond Fund (collectively, the "Northstar Funds"), and 1,490,196 shares currently issuable upon conversion of the Company's 10% Convertible Debenture Due 2006 (the "Debenture") issued to Northstar High Total Return Fund. Northstar Investment Management Corporation ("Northstar Investment") serves as investment advisor to each of the Northstar Funds. Thomas Ole Dial, a former director of the Company, serves as investment manager for Northstar Investment.

(19) Includes 1,176,471 shares currently issuable upon conversion of $3,000,000 principal amount of Notes that such firm has discretionary authority to buy, sell and vote for its investment advisory clients.

(20) Includes 980,932 shares currently issuable upon conversion of $2,500,000 principal amount of Notes that such firm has the power to buy, sell and vote for various mutual funds for which such firm serves as investment advisor.

(21) Includes 5,804,548 shares that 13 directors and executive officers have the right to acquire (or acquire beneficial ownership of) upon the exercise of stock options and Common Stock purchase warrants exercisable and the conversion of Series A Stock, in each case within 60 days.

Except as set forth in the chart above, the Company knows of no person or entity that on March 31, 1997 had or could be deemed to have beneficial ownership of 5% or more of the Common Stock. The employee directors of the Company have informed the Company that they intend to vote all shares of Common Stock over which they have voting power in favor of Proposals No. 1 through No. 4.

                                 PROPOSAL NO. 1
                                ITEM 1 ON PROXY
                             ELECTION OF DIRECTORS

NOMINEES

    The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than 5 nor more than 20 members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has currently set the number of directors comprising the Board of Directors at 12. As a consequence of the 1995 Annual Meeting, the Company's Certificate of Incorporation was amended (the "Classification Amendment") to provide for classification of the Board of Directors into three classes. The Class I Directors were elected at the 1996 Annual Meeting for a term ending at the Annual Meeting of Stockholders in 1999. The term of Class II Directors to be elected at this year's Annual Meeting will end at the Annual Meeting of Stockholders in 2000, and the term of the Class III Directors elected at the 1995 Annual Meeting ends at the Annual Meeting of Stockholders in 1998. Reuben F. Richards and Howard F. Curd, who were elected as Class I Directors at the 1996 Annual Meeting of Stockholders have agreed to resign from the Board of Directors in the event the contractual basis for their nomination and election is no longer in effect.

    In order that the classes remain as nearly equal in number as possible (as required by the Classification Amendment), management of the Company proposes that John H. Nugent, currently a Class I Director, become a Class II Director and therefore stand for re-election at this Annual Meeting. Accordingly, the Board of Directors has nominated for director the four individuals named below to be elected at the Annual Meeting to hold office until their respective successors have been duly elected and qualified except as noted below. The Class II Directors will serve for a three-year term expiring in 2000. Thereafter, each replacement class will serve for a like three-year term.

--------------------------------------------------------------------------------
                   CLASS II NOMINEES (TERM EXPIRING IN 2000)
--------------------------------------------------------------------------------
    John Q. Ebert   Dean A. Thomas   John H. Nugent   Barry J. Williams, M.D.
--------------------------------------------------------------------------------

    The table below sets forth the name and age for each nominee for director as of April 15, 1997 and the year he first became a director of the Company. All nominees are presently serving as directors of the Company. Biographical information on each of these persons, including business experience during the past five years, is set forth below under "Management--Executive Officers and Directors."

                                                                           YEAR FIRST BECAME A
NAME AND AGE                                                             DIRECTOR OF THE COMPANY
----------------------------------------------------------------------  -------------------------
John Q. Ebert (56)....................................................               1990
Dean A. Thomas (77)...................................................               1992
John H. Nugent (52)...................................................               1995
Barry J. Williams, M.D. (52)..........................................               1992

    Although the Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company for the term specified, the persons named in the enclosed form of proxy intend, if any such nominee is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management unless they are directed by the proxy to do otherwise.

    Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a plurality of the shares of Common Stock represented at the Annual Meeting, such persons will be elected as directors. Proxies will be voted for the nominees in accordance with specifications marked thereon and, if no specification is made, will be voted FOR the above nominees.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED
                          FOR ELECTION AS A DIRECTOR.

                                 PROPOSAL NO. 2
                                ITEM 2 ON PROXY
                           CERTAIN AMENDMENTS TO THE
                                 EMPLOYEE PLAN

    On April 17, 1997, the Board of Directors proposed, subject to stockholder approval, that the Employee Plan be amended (i) to increase the aggregate number of shares authorized for issuance thereunder from 2,000,000 to 4,000,000, and
(ii) to provide for administration by "Non-Employee Directors" as such term is defined in Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") and to give the Board of Directors power to approve transactions between the Plan and an officer or director of the Company as an exempt transaction under Rule 16b-3(d). Rule 16b-3 provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Exchange Act with respect to the acquisition of Common Stock underlying Employee Options (as defined below).

    A general description of the principal terms of the Employee Plan, the amendments approved by the Board of Directors (collectively, the "Employee Plan Amendments"), and the purposes of such amendments are set forth below. Although the Company believes that the following description provides a fair summary of the material terms of the Employee Plan, the description is qualified in its entirety by the text of the Employee Plan, including the Employee Plan Amendments to be approved by the stockholders. The Employee Plan Amendments have been set forth on EXHIBIT A attached to this Proxy Statement in bold italics.

GENERAL DESCRIPTION OF EMPLOYEE PLAN

    On July 11, 1994, the stockholders of the Company approved the Employee Plan and on May 31, 1996, the stockholders of the Company approved amendments to the Employee Plan related to a change of control of the Company. The Employee Plan provides for the granting of non-qualified stock options ("NQSOs") as well as incentive stock options ("ISOs") (NQSOs and ISOs collectively, the "Employee Options") qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to officers and employees of the Company and its affiliates. As of December 31, 1997, the Company had approximately 350 persons who were eligible to participate in the Employee Plan. Under the Employee Plan, 2,000,000 shares of Common Stock are currently reserved for granting as Employee Options. As of April 15, 1997, the Company had granted outstanding Employee Options to purchase an aggregate of 1,898,047 shares of Company Common Stock under the Employee Plan, having an aggregate market value on such date of $2,790,129.

TERMS AND CONDITIONS

    The Employee Plan is currently administered by a committee comprised of two or more disinterested directors appointed by the Board of Directors of the Company (the "Stock Option Committee"). The Stock Option Committee has full and final authority to determine, subject to the provisions of the Employee Plan, the employees to whom, and the times at which Employee Options are granted under the Employee Plan and the number of shares and purchase price of Common Stock covered by each Employee Option. Furthermore, the Stock Option Committee has the authority to determine the terms and provisions of the respective option agreement (which need not be identical or consistent with respect to each optionee) including terms covering the payment of the option price, vesting schedules and forfeiture provisions with respect to the shares of Common Stock acquired upon exercise of an Employee Option.

    The option exercise price for ISOs may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant or one hundred ten percent (110%) of fair market value with respect to any ISO granted to a holder of ten percent (10%) or more of the Company's Common Stock. There is no minimum option exercise price requirement for NQSOs other than that the option exercise price must exceed the par value of such shares. The Employee Plan further directs the Stock Option Committee to set forth provisions in option agreements regarding the exercise and expiration of Employee Options according to stated criteria.

    The Employee Options have certain anti-dilution provisions and are not assignable or transferable, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, the options granted under the Employee Plan are exercisable only by the optionee or his or her guardian or legal representative. The Employee Options granted under the Employee Plan cannot be exercised more than ten years after the date of grant (five years with respect to a holder of ten percent (10%) or more of the Company's shares in the case of an ISO).

    No participant in the Employee Plan shall receive any grant of an Employee Option, whether ISOs or NQSOs, exercisable for more than 250,000 shares of Common Stock during any one fiscal year of the Company. An ISO may be granted to a participant only if such participant, at the time the ISO is granted, does not own, after application of the attribution rules of Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Company.

    The preceding restrictions do not apply if at the time the ISO is granted the exercise price is at least one hundred ten percent (110%) of the fair market value of the Common Stock subject to the ISO and the ISO by its terms is not exercisable after the expiration of five (5) years from the date of grant.

    Pursuant to option agreements under the Employee Plan, if an optionee ceases to be an employee of the Company for any reason whatsoever subsequent to vesting, the Company has the right, but not the obligation (the "Company Repurchase Option"), to require the optionee to sell to the Company the shares of Common Stock acquired by the optionee under the terms of such agreement. The Company Repurchase Option has an exercise period generally ranging from 18 months to 30 months depending upon the optionee's employment status at the time of grant. Furthermore, under terms of the Employee Options as currently in effect, optionees are also subject to certain restrictions on sale of the shares of Common Stock acquired upon exercise of Employee Options for varying terms of 18 months to 30 months after vesting.

    The Employee Plan terminates on January 1, 2004. The Board may at any time suspend or terminate the Employee Plan prior to such time or may amend it from time to time in such respects as the Board may deem advisable. No amendment, suspension or termination, however, shall, without an optionee's consent, impair or negate any of the rights or obligations under any Employee Option previously granted to such optionee under the Employee Plan.

DESCRIPTION OF THE PROPOSED AMENDMENTS

    Under the Employee Plan, 2,000,000 shares of Common Stock are currently reserved for granting as Employee Options. The purpose of the Employee Plan is to further the success of the Company and its affiliates by making available Common Stock for purchase by officers and employees of the Company and its affiliates, and thus to provide an additional incentive to such individuals to continue in the service of the Company and its affiliates and to give them a greater interest as stockholders in the success of the Company. If the Employee Plan Amendments are improved such that an additional 2,000,000 shares of Common Stock are reserved for granting as Employee Options, the Company will continue the purposes of the Employee Plan. Without such amendment, the Board believes that the Company's ability to utilize stock options as a form of incentive compensation would be substantially limited.

    The Company has registered with the Securities and Exchange Commission (the "Commission") the 2,000,000 shares of Common Stock currently issuable under the Employee Plan. If the Employee Plan Amendments are approved by the stockholders at the Annual Meeting, the Company will register the additional 2,000,000 shares of Common Stock to be authorized for issuance under the Employee Plan.

    The Employee Plan is currently administered by the Stock Option Committee comprised of three directors who are "disinterested persons" as such term was previously defined in the predecessor to current Rule 16b-3. Because the recent amendment to Rule 16b-3 adopted by the Commission shifts the focus from disinterested administration to administration by "Non-Employee Directors" and also gives the Board the ability to make a transaction between the Plan and an officer and director of the Company an exempt transaction for Section 16(b) purposes, the Board of Directors believes it is prudent to similarly align the provisions of the Employee Plan. Therefore, as proposed to be amended, the Employee Plan will continue to be administered by the Stock Option Committee; however, such committee will be comprised of two or more directors meeting the following definition contained in the Exchange Act:

    A Non-Employee Director shall mean a director who:

    (A) Is not currently an officer (as defined in the Exchange Act) of the issuer or the parent or subsidiary of the issuer, or otherwise currently employed by the issuer or a parent or subsidiary of the issuer;

    (B) Does not receive compensation, either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) under the Exchange Act (currently, $60,000);

    (C) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of the Exchange Act; and

    (D) Is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) under the Exchange Act.

    In addition to the Committee, the Board shall also have the power to approve a transaction between the Plan and an officer and director of the Company as an exempt transaction in accordance with Rule 16b-3(d).

    Because Messrs. Cunningham, Williams and Ebert, the current members of the Stock Option Committee, also meet the above definition of non-employee directors, they will continue to comprise the Stock Option Committee if the Employee Plan Amendments are approved by the stockholders.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is intended only as a general guide as to certain federal income tax consequences under current law of the Employee Plan and does not attempt to describe all tax consequences. Furthermore, tax consequences are subject to change and a taxpayer's particular situation may be such that some variation of the described rules is applicable. Accordingly, each participant has been advised to consult his or her own tax adviser with respect to the tax consequences of participating in the Employee Plan.

    No tax consequences result for the optionee or the Company upon the granting of either ISOs or NQSOs under the Employee Plan. Upon exercise of a NQSO, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value on the date of exercise of the stock acquired over the exercise price of the NQSO. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. Because a NQSO cannot be exercised prior to six months from the date of grant, the taxable event arising from exercise of NQSOs by officer of the Company subject to Section 16(b) of the Exchange Act occurs on the date the option is exercised. The ordinary income recognized at the end of any deferral period will include any appreciation in the value of the stock during the period, and the holding period of the stock for purposes of obtaining long-term capital gain treatment will not begin until the completion of the period of deferral.

    Upon the exercise of an ISO, the optionee recognizes no taxable income. Recognition of gain is deferred until the optionee ultimately sells the shares of stock. If the optionee does not dispose of the option within two years from the date the option was granted and within one year after the exercise of the option ("holding periods"), and the option is exercised no later than three months after the termination of the optionee's employment, any gain recognized on the sale will be treated as long-term capital gain. Subject to the limitations in the Employee Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed by the Company. The Company is not entitled to any tax deduction, except if the stock is disposed of prior to satisfying the holding periods described above, the gain on the sale of such stock equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the option price will be taxed to the optionee as ordinary income. The Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized by an optionee upon disposition of shares prior the expiration of the holding periods described above generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. However, the "spread" between the fair market value of the option stock and the option price upon exercise of an ISO is an item of adjustment used in the computation of the "alternative minimum tax" of the optionee under the Code. The tax benefits which might otherwise inure to an optionee may be adversely affected by the imposition of such tax if applicable.

NEW PLAN BENEFITS

    Because the Employee Plan Amendments do not substantively affect the number or dollar value of the benefits to be received by participants under the Employee Plan unless and until further options are granted by the Stock Option Committee, it is not possible to determine the dollar value or the number of shares that will be received under the Employee Plan as so amended. However, please refer to "Executive Compensation" for information regarding the total number of stock options granted to the executive officers during fiscal 1996 and the value of all options held by such persons at December 31, 1996. Non-executive officers, as a group, received options exercisable for an aggregate of 117,000 shares of Common Stock during fiscal 1996 under the Employee Plan. Each of these grants, including those to executive officers, have exercise prices ranging from $1.56 to $2.23 per share. The number of Employee Options granted under the Employee Plan in 1996 is not necessarily indicative of the number of shares subject to Employee Options to be granted in the future.

    As of April 15, 1997, there were outstanding options exercisable for an aggregate of 2,964,747 shares of Common Stock by employees (including employee directors) of the Company including both grants under and exclusive of any plan.

    Set forth below is a summary of the outstanding options granted to certain persons or groups under the Employee Plan since its adoption in 1994:

                                                                                   1994 EMPLOYEE STOCK OPTION PLAN
                                                                                   -------------------------------
NAME AND POSITION                                                                    NUMBER OF UNDERLYING SHARES
---------------------------------------------------------------------------------  -------------------------------
Jack W. Matz, Jr. ...............................................................                420,000
  DIRECTOR, CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Paul R. Miller ..................................................................                280,000
  DIRECTOR, PRESIDENT AND CHIEF OPERATING OFFICER

J. David Darnell ................................................................                263,750
  DIRECTOR, VICE PRESIDENT--FINANCE AND CHIEF FINANCIAL OFFICER

Lynn H. Johnson .................................................................                 82,500
  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

John Q. Ebert ...................................................................                  8,800
  NOMINEE FOR DIRECTOR

Dean A. Thomas ..................................................................                   None(1)
  NOMINEE FOR DIRECTOR

John H. Nugent ..................................................................                116,497
  NOMINEE FOR DIRECTOR

Barry J. Williams, M.D. .........................................................                   None(1)
  NOMINEE FOR DIRECTOR

Igor I Mamantov .................................................................                110,000
  DIRECTOR, VICE PRESIDENT

Terry R. Houston(2)..............................................................                160,000

EXECUTIVE GROUP (5 PERSONS)......................................................              1,162,747

NON-EXECUTIVE DIRECTOR GROUP.....................................................                   None(1)

NON-EXECUTIVE OFFICER EMPLOYEE GROUP.............................................                735,300

------------------------

(1) Non-employee directors are not eligible to participate in the Employee Plan.

(2) Mr. Houston resigned from the position of Vice President-Telecom Acquisitions effective April 11, 1996 and from his position as a director of the Company on June 21, 1996.

    The closing sale price of the Company's Common Stock, as reported on the Nasdaq Stock Market's SmallCap Market on April 23, 1997 was $1.38 per share.

RECOMMENDATION AND VOTE

    Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting, in person or by proxy, is necessary for the adoption of the Employee Plan Amendments. Proxies will be voted for or against such approval in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                     THE APPROVAL OF THE PROPOSAL TO AMEND
                               THE EMPLOYEE PLAN.

                                 PROPOSAL NO. 3
                                ITEM 3 ON PROXY
         RATIFICATION AND APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of the Company has appointed the firm of Price Waterhouse LLP to serve as independent public accountants of the Company for the fiscal year ending December 31, 1997. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Price Waterhouse LLP has served as independent public accountants of the Company with respect to the Company's financial statements for fiscal years 1994 through 1996 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Price Waterhouse LLP, the Board of Directors may reconsider the appointment.

    Representatives of Price Waterhouse LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

    Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the meeting in person or by proxy, is necessary for the adoption of the proposal. Proxies will be voted for or against such adoption in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
              TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS
               INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR
                   THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                                 PROPOSAL NO. 4
                                ITEM 4 ON PROXY
             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

    The Board of Directors of the Company knows of no matters, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares of Common Stock represented by such proxy in accordance with their judgment.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

    At April 15, 1997, the executive officers and directors of the Company were as follows:

NAME                                           AGE                                 POSITION
------------------------------------------  ---------  ----------------------------------------------------------------
Jack W. Matz, Jr..........................     47      Director (since 1989), Chairman and Chief Executive
                                                         Officer(1)(4)(7)
Paul R. Miller............................     54      Director (since 1995), President and Chief Operating
                                                         Officer(1)(4)(7)
J. David Darnell..........................     51      Director (since 1993), Vice President--Finance and Chief
                                                         Financial Officer(1)(7)
John H. Nugent............................     52      Director (since 1995) Vice President--Acquisitions and Business
                                                         Development(3)(6)
Lynn H. Johnson...........................     48      Vice President, General Counsel and Secretary
Igor I. Mamantov..........................     55      Director (since 1993), Vice President--International Sales(5)
John Q. Ebert.............................     56      Director (since 1990)(3)(6)
Howard F. Curd............................     32      Director (since 1995)(4)(5)
Dean A. Thomas............................     77      Director (since 1992)(1)(2)(6)
Barry J. Williams, M.D....................     52      Director (since 1992)(2)(6)
Pete W. Smith.............................     42      Director (since 1993)(7)
Thomas L. Cunningham......................     53      Director (since 1995)(2)(3)(4)(5)
Reuben F. Richards........................     40      Director (since 1996)(4)(5)

------------------------

(1) Member of the Executive Committee

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

(4) Member of Takeover Defense Committee

(5) Class I Director (term expiring 1999)

(6) Class II Director (term expiring 2000, if elected)

(7) Class III Director (term expiring 1998)

    The following is a description of the business experience of and other matters concerning the Company's executive officers and directors.

    JACK W. MATZ, JR. serves as Chairman of the Board and Chief Executive Officer of the Company. For more than eight years, Mr. Matz served as President of the Company and its predecessor, Strategic Abstract & Title Corporation. Mr. Matz has also served as director and/or executive officer of the following privately held corporations: Strategic Industries, Inc., an investment company (1982-1989); El Dorado Systems (Canada), Inc., a computer systems firm (1983-1986); HCS Drilling and Operating Corporation, an oil and gas firm (1981-1984) and Koewell Oil and Gas Corporation (1980-1981). Prior to these relationships, Mr. Matz held numerous positions with Chrysler Corporation, ending with zone sales manager for the Rocky Mountain States in 1981.

    PAUL R. MILLER was elected President, Chief Operating Officer and a director of the Company in February 1995. He previously served as Executive Vice President of Long Distance Network, Inc. ("LDN") since 1991. LDN was acquired by the Company in March 1994 and is currently a wholly owned subsidiary of the Company. Mr. Miller's career in telecommunications began in 1981 with U.S. Telephone, Inc. as a member of the management team. His last position with that company was Vice President of Sales, Southwest. He left U.S. Telephone, Inc. in 1984 and for the next three years was involved in other start-up companies concentrating in the field of telecommunications. In 1987, Mr. Miller was appointed Vice President of Sales, North Region for ClayDesta Communications and directed the sales effort in that area. He left ClayDesta in 1988 to join Telesphere International, Inc. as Vice President of Sales where he directed a nationwide sales force until joining LDN. See "LEGAL PROCEEDINGS APPLICABLE TO CERTAIN EXECUTIVE OFFICERS" for disclosure with respect to allegations made against Mr. Miller in connection with the Company's dispute with a former consultant.

    J. DAVID DARNELL was appointed Vice President-Finance and Chief Financial Officer of the Company in October 1993 and became a director of the Company in December 1993. From December 1989 through September 1993, Mr. Darnell was Chief Financial Officer and a minority owner of Message Phone, Inc., a privately held intellectual property company which develops, patents and licenses technology for the telecommunications industry. From 1986 through November 1989, Mr. Darnell held several key financial management positions with TIC United Corporation, a privately held conglomerate and a group of privately owned insurance companies, the largest of which was American Equitable Life Insurance Company. Mr. Darnell is a certified public accountant.

    JOHN H. NUGENT was elected to the Board of Directors of the Company in July 1995 and was elected a Vice President of the Company in September 1996. Mr. Nugent served as a consultant to the Company from June 1, 1996 to August 31, 1996 when he became an employee of the Company. Mr. Nugent was engaged in a consulting practice between August 1993 and August 31, 1996. He was also employed by CDx, Inc. a physiological laboratory involved in monitoring cardiac patients over the public switched telephone network, as Vice President and Director from January 1995 to November 1995. In June 1996, CDx, Inc. filed a petition under Chapter 7 of the Federal Bankruptcy Code. Mr. Nugent has served as an Adjunct Professor of advanced accounting and corporate finance courses at the University of Dallas (Graduate School of Management) from 1988 to December 1991. From September 1985 to March 1992, Mr. Nugent was President and a member of the Board of Directors of AT&T/DATOTEK, INC. a wholly owned subsidiary of American Telephone and Telegraph Company ("AT&T"). From January 1993 through August 1993, Mr. Nugent served as President and a member of the Board of Directors of AT&T Aviation Technologies and Systems, Ltd., a joint venture owned principally by AT&T. Mr. Nugent is a certified public accountant. See "LEGAL PROCEEDINGS APPLICABLE TO CERTAIN EXECUTIVE OFFICERS" for disclosure with respect to certain allegations made against Mr. Nugent arising out of his affiliations with Executive Telecard, Ltd.

    LYNN H. JOHNSON has served as the Company's General Counsel and Secretary since September 1995, and was elected a Vice President in January 1996. Ms. Johnson served as Counsel-Corporate Acquisitions and Finance at Electronic Data Systems Corporation from August 1990 to June 1995. From 1979 to July, 1990, Ms. Johnson was a partner and an associate in the corporate section of the law firm of Hughes & Luce in Dallas, Texas.

    IGOR I. MAMANTOV was appointed Vice President of the Company in October 1992, became President of Baltic States/CIS Ventures, Inc., a wholly owned subsidiary of the Company, in November 1992 and was appointed to the Board of Directors of the Company in July 1993. From 1987 to 1992, Mr. Mamantov had been consulting others in product development and distribution in the Eastern European markets through his company, Dallas International Marketing, Inc. Prior to organizing this company, Mr. Mamantov was associated with Ideal Industries, Inc., Parker Pen Company, and Ridge Tool Company, managing and developing their foreign marketing and distribution divisions.

    JOHN Q. EBERT has served as a director since April 1990 and served as Secretary of the Company from April 1990 to August 1995. He joined the Company as Vice President in December of 1993. Mr. Ebert was formerly the Chairman of the Board and Chief Executive Officer of Redlake Corporation of Carmel, Indiana. Prior to Mr. Ebert's association with Redlake, he was Chairman, President and Chief Executive

Officer of ATEK Information Services, Inc., an information services company. ATEK was acquired in January 1992 by Redlake Corporation. Before the ATEK relationship, Mr. Ebert was President of The Ebert Corporation, a Michigan corporation engaged in the development and administration of computerized appraisal systems and property databases for property tax administration.

    HOWARD F. CURD was elected as a director of the Company in September 1995. Mr. Curd is President, CEO, Director and shareholder of Jesup & Lamont Group Holdings, Inc., a diversified financial holding company. Jesup & Lamont Group Holdings, Inc. operates primarily through its two operating subsidiaries, Jesup & Lamont Securities Corporation, a fully registered NASD broker/dealer, and JLCM, a full service investment bank and financial advisory company. Mr. Curd is Chairman, President and CEO of Jesup & Lamont Securities Corporation and a Managing Director of JLCM. He has held such positions for more than five years. Since May 1995, Mr. Curd has also been a director of EMCORE Corporation, a publicly held compound semiconductor technology and equipment manufacturing company.

    DEAN A. THOMAS was elected as a director of the Company in March 1992. Mr. Thomas is a retired insurance executive and actuary and was associated with Lincoln National Life Insurance Company in various management capacities. He retired in 1983 as a Vice President of Lincoln National Life after 40 years of service. Since 1983, Mr. Thomas has been active as a business consultant to insurance companies and others.

    BARRY J. WILLIAMS, M.D. has served as a member of the Board of Directors of the Company since March 1992. Dr. Williams is a family practitioner in Plano, Texas and has served as Vice President of Medshare, Inc., an international medical software development and sales company since January 1993 and served as President of Plano Physicians Group, Inc. from 1989 to 1995. In addition to being the former Chief of Staff of HCA Medical Center of Plano and Vice Chairman of the Board of Trustees, Dr. Williams has served on the Board of Directors of Koewell Oil & Gas Corp., Strategic Industries, Inc., United City Corporation and West Plano Medical Center, Inc.

    PETE W. SMITH was elected to the Board of Directors of the Company in July 1993. Since 1971, Mr. Smith has been the President of Spectrum International Corp., a distributor of tools, test equipment and maintenance related products in the electronics and telecommunications industries. Mr. Smith has also been President of PulseTech Products Corp., a distributor of battery enhancement devices, since August 1994.

    THOMAS L. CUNNINGHAM, was elected to the Board of Directors of the Company in July 1995. Since January 1, 1997 and from September 1991 to August 1992 and during April 1995, Mr. Cunningham has been a self-employed business consultant and corporate director operating as Cunningham Enterprises. From May 1995 through December 1996, Mr. Cunningham was employed as a vice president and senior investment research analyst at Rauscher Pierce Refsnes, Inc., a subsidiary of Interra Financial, Inc. From January 1993 to March 1995, Mr. Cunningham was employed as a securities analyst at William K. Woodruff & Company Incorporated. From August 1992 to January 1993, he served as Chief Operating Officer of Healthcare Billing Management, Inc., Medical Infusion Technologies, Inc. and fifteen additional privately-owned related entities engaged in providing outpatient infusion services to oncology patients. From June 1963 (partner since 1979) to September 1991, he was associated with Ernst & Young and predecessor "Ernst" firms. Mr. Cunningham has been a director of Bluebonnet Savings Bank FSB, Dallas, Texas, a federally chartered savings bank that is privately owned, since December 1991. He is a member of the National Association of Corporate Directors. Mr. Cunningham is licensed as a Certified Public Accountant and under NASD Series 24, Series 7, and Series 63.

    REUBEN F. RICHARDS, was elected as a director of the Company in March 1996. Mr. Richards has been President and Chief Executive Officer of EMCORE Corporation, a publicly held compound semiconductor technology and equipment manufacturing company since October 1995. Mr. Richards has been Senior Managing Director of JLCM since June 1994. From January 1991 through June 1994, Mr. Richards was a principal of Hauser Richards & Co., Inc., an investment firm.

LEGAL PROCEEDINGS APPLICABLE TO CERTAIN EXECUTIVE OFFICERS

    On November 8, 1995, a suit was filed in the United States District Court for the Southern District of New York, Cause No. 95CIV 9505(RWS) (EXECUTIVE TELECARD, LTD. V. DARYL ENGELMAN, JOHN NUGENT AND WALTER KRAUTH) naming Mr. Nugent as a defendant for breaches of duties of care and good faith, misappropriation of confidential corporate information and tortious interference with business relations of Executive Telecard, Ltd. ("ELT"). ELT is seeking damages from Mr. Nugent in excess of $500,000. Mr. Nugent never served as an officer or director of ELT and was a paid consultant of ELT from January 26, 1995 to March 10, 1995 under an agreement with ELT and a shareholders' committee that he was to become its Chief Executive Officer. Mr. Nugent filed a general denial to such action and believes the suit is without merit and that he has meritorious defenses to the alleged claims. Mr. Nugent intends to vigorously defend the lawsuit.

    On July 20, 1995, a suit was filed in the 101st Judicial District Court for Dallas County, Texas, Cause No. 95-07136-E (SILVIO AVYAM V. SA HOLDINGS, INC. AND NORTH AMERICAN TELECOMMUNICATIONS CORPORATION) against the Company and one of its subsidiaries alleging breach of contract, breach of fiduciary duty, conspiracy and fraud arising out of the termination of a consulting agreement between such subsidiary and the plaintiff. In addition to this legal proceeding, Mr. Avyam also filed a criminal theft complaint in the Juzgado Tercero de Primera Instancia del Ramo Penal de Narcoactividad y Delitos Contra el Medio Ambiente (Third Court of First Degree of Drug Activity and Crimes against the Environment) in Guatemala City, Guatemala against Mr. Miller and two employees of the subsidiary. On February 24, 1997, the parties reached a settlement with respect to this Texas lawsuit, the terms of which are not material to the Company. As part of such settlement, the criminal complaint filed by Mr. Avyam in Guatemala City, Guatemala against the Company, the Company's subsidiary, Paul Miller and two other NATC employees is in the process of being dismissed.

BOARD OF DIRECTORS; ELECTION OF OFFICERS

    The Company has a classified Board of Directors currently comprised of three separate classes, each of which serves for three years, with one class being elected each year. All directors hold office for their elected term or until their respective successors are duly elected and qualified, except that Messrs. Curd and Richards have agreed to resign from the Board at the time the contractual obligations giving rise to their nominations are no longer in effect. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." If a director should be disqualified or unable to serve as a director, the vacancy so arising may be filled by the Board for the unexpired portion of the term period. All officers serve at the discretion of the Board. There are no family relationships between members of the Board of Directors or any executive officers of the Company.

COMMITTEES, MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

    The Board of Directors conducts its business through meetings of the Board and through its various committees. In accordance with the Bylaws of the Company, the Board of Directors has established, among other committees, an Executive Committee, an Audit Committee, a Compensation Committee, a Stock Option Committee and a Takeover Defense Committee. The Board of Directors does not currently utilize a Nominating Committee or other committee performing similar functions.

    EXECUTIVE COMMITTEE. The Executive Committee exercises broad authority including the powers of the Board between meetings of the entire Board other than such power and authority as Delaware Corporation Law specifically prohibits a committee of the Board from performing. This committee is currently comprised of Messrs. Matz, Miller, Darnell and Thomas.

    AUDIT COMMITTEE. The Audit Committee acts on behalf of the Board of Directors with respect to the Company's financial statements, record-keeping, auditing practices and matters relating to the Company's independent public accountants. Such functions include recommending to the Board of Directors the firm to be engaged as independent public accountants for the next fiscal year; reviewing with the Company's independent public accountants the scope and results of the audit; consulting with the independent public accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; and approving professional services by the independent public accountants. The Audit Committee is limited to directors who are not officers or employees of the Company or any of its subsidiaries and currently is comprised of Messrs. Cunningham, Williams, and Thomas.

    COMPENSATION COMMITTEE. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning major compensation policies and compensation of executive employees. This committee is currently comprised of Messrs. Ebert, Nugent and Cunningham.

    TAKEOVER DEFENSE COMMITTEE. On October 30, 1996 the Board of Directors established a Takeover Defense Committee to recommend to the Board of Directors whether it is advisable and in the best interest of the Company and its stockholders to implement any provisions to the Company's charter and bylaws to prevent a hostile takeover. The committee met on March 12, 1997 and resolved to proceed with the consideration and adoption of a rights plan. This Committee is currently comprised of Messrs. Richards, Curd, Cunningham, Miller and Matz.

    COMMITTEE MEETINGS. During the fiscal year ended December 31, 1996, the Board of Directors met twelve times. During the year, the Compensation Committee met three times and the Audit and Executive Committees met twice. During fiscal 1996, each director attended at least 75% of the total of all meetings of the Board of Directors and any committee on which he served except Reuben F. Richards.

    COMPENSATION OF DIRECTORS. The Company has historically granted stock options (at market price or above) in lieu of directors fees to its various directors. Since the adoption of the Company's 1994 Stock Option Plan for Non-Employee Directors ("Director Option Plan"), options have generally been granted to directors under that plan. No other compensation was paid to the members of the Board of Directors of the Company (in such capacity) during fiscal 1996. On April 15, 1997, there were approximately 280,000 outstanding options under the Director Option Plan.

                OUTSIDE DIRECTOR STOCK OPTION GRANTS DURING 1996

                                                                                  DIRECTOR OPTION PLAN
                                                                     ----------------------------------------------
                                                                         NUMBER OF SECURITIES
                                                                              UNDERLYING            EXERCISE PRICE
DIRECTOR                                                                    OPTIONS GRANTED          PER SHARE(1)
-------------------------------------------------------------------  -----------------------------  ---------------
Barry J. Williams, M.D.............................................               12,500               $    3.47
Pete W. Smith......................................................               17,500                    3.47
Thomas L. Cunningham...............................................               20,000                    3.47
John H. Nugent.....................................................               20,000                    3.47
Howard F. Curd.....................................................               15,000                    3.47
Dean A. Thomas.....................................................               17,500                    3.47
John Q. Ebert......................................................               10,000                    3.47
Reuben F. Richards.................................................               10,000                    2.44
                                                                                 -------
TOTAL OPTIONS GRANTED..............................................              122,500

------------------------

(1) The exercise price of the options, in each case, was based upon the market value of the Common Stock of the Company on the date of each respective option grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following information is furnished for the years ended December 31, 1996, 1995 and 1994 with respect to the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose total salary during 1996 exceeded $100,000. No other executive officer of the Company received total salary and bonus compensation for services rendered to the Company during fiscal 1996 in excess of $100,000.

                                                                         LONG-TERM COMPENSATION
                                                                      ----------------------------
                                                                                 AWARDS
                                                                      ----------------------------
                                                                                      SECURITIES
                                              ANNUAL COMPENSATION      RESTRICTED     UNDERLYING
                                            ------------------------     STOCK         OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR       SALARY($)    BONUS($)   AWARD(S)($)      SARS(#)      COMPENSATION($)
-------------------------------  ---------  -------------  ---------  ------------  --------------  ----------------

Jack W. Matz, Jr ..............       1996  $  199,379     $  50,000       --            20,000      $     3,150(3)
  Chairman of the Board and           1995     203,750(1)     --           --         1,170,000(2)         --
  Chief Executive Officer             1994     150,000        --           --            80,000            --

Paul R. Miller ................       1996     195,003        50,000       --            20,000      $     3,150(3)
  President and Chief Operating       1995     160,000        --           --           135,000            --
  Officer                             1994     126,323(4)     --           --            25,000            --

J. David Darnell ..............       1996     116,253        25,000       --            72,500      $     2,250(3)
  Vice President--Finance and         1995     114,000        --           --           118,750            --
  Chief Financial Officer             1994      68,000        --           --            52,500            --

Lynn H. Johnson ...............       1996     104,777        25,000  $  48,331(6)       62,500      $     1,500(3)
  Vice President, General             1995      29,000(5)     --                                           --
  Counsel and Secretary

Terry R. Houston(7) ...........       1996      72,919        --           --            10,000      $   503,795(8)
  Former Vice President--             1995     185,000        --           --           110,000            --
  Telecom Acquisitions                1994     163,636(4)     --           --            40,000            --

------------------------

(1) Includes $40,000 paid in 1995 which represented accrued compensation for 1994.

(2) Effective March 24, 1995, Mr. Matz received an option to acquire up to 1,000,000 shares of Common Stock in connection with the renegotiation of his Employment Agreement. See "EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS."

(3) The Company has made matching contributions to each of the named executive officers in the employ of the Company at the end of fiscal 1996 under the Company's recently adopted 401(k) Plan with respect to contributions by such participants in 1996.

(4) Amount shown reflects salary paid to Mr. Miller and Mr. Houston from March 1, 1994, the beginning date of their employment with the Company, through December 31, 1994.

(5) Amount shown reflects salary paid to Ms. Johnson from September 1, 1995, the beginning date of her employment with the Company, through December 31, 1995.

(6) As of the end of the most recently completed fiscal year, Ms. Johnson held no shares of restricted stock as all of such shares were relinquished prior to the vesting thereof (which was to occur incrementally over 5 years). The market value of such shares on the date of grant was $41,300. On September 1, 1995, Ms. Johnson was granted a stock option to acquire up to 177,778 shares of

    Common Stock until November 30, 1995. The option was exercisable at a price of $1.125 per share and the market price of the Common Stock on the date of grant was $2.0625 per share. Ms. Johnson exercised such option to acquire 5,000 shares of Common Stock on November 29, 1995 and the remainder of the option expired unexercised. The amount shown includes the difference between the market price of the Common Stock on the exercise date and the exercise price with respect to such 5,000 shares of Common Stock.

(7) Mr. Houston resigned from the position of Vice President-Telecom Acquisitions effective April 11, 1996 and from his position as a director of the Company on June 21, 1996.

(8) Consists of a release of Mr. Houston's obligations under a promissory note in the principal amount of $195,903.75 with accrued interest of $58,771 and 142,354 shares of restricted Common Stock ($249,120).

    For information regarding the contractual compensation paid or to be paid to the above named executive officers, see "--EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS."

STOCK OPTION GRANTS IN FISCAL 1996

    The following table provides information related to the stock options granted to the named executive officers during fiscal 1996. All options granted during fiscal 1996 were granted pursuant to the Employee Plan at an exercise price equal to or in excess of the fair market value on the date of grant.

                                                                                                    POTENTIAL REALIZABLE
                                                         INDIVIDUAL GRANTS                            VALUE AT ASSUMED
                                  ----------------------------------------------------------------    ANNUAL RATES OF
                                    NUMBER OF                                                           STOCK PRICE
                                   SECURITIES    PERCENT OF TOTAL                                     APPRECIATION FOR
                                   UNDERLYING     OPTIONS GRANTED    EXERCISE OR                       OPTION TERM(1)
                                     OPTIONS      TO EMPLOYEES IN       BASE                        --------------------
NAME                              GRANTED(#)(2)     FISCAL YEAR      PRICE($/SH)   EXPIRATION DATE    5%($)     10%($)
--------------------------------  -------------  -----------------  -------------  ---------------  ---------  ---------
Jack W. Matz, Jr................       20,000                3%       $    2.23         3/28/2001   $  12,339  $  27,265

Paul R. Miller..................       20,000                3%            2.03         3/28/2001      11,217     24,787

J. David Darnell................       72,500               10%            2.03         3/28/2001      40,662     89,852

Lynn H. Johnson.................       62,500                9%            2.03         3/28/2001      35,053     77,458

Terry R. Houston(3).............       10,000                1%            2.03         3/28/2001       5,609     12,393

------------------------

(1) Potential realizable value is based on the assumption that the price of the Company's Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant until the end of the option term. The values are calculated in accordance with rules promulgated by the Commission and do not reflect the Company's estimate of future stock price appreciation.

(2) On March 28, 1996, the Board of Directors granted the options listed in the chart above under the Employee Plan. The options are non-transferable and forfeitable if the executive leaves the Company for any reason. After a six-month waiting period from the date of grant, the shares acquired upon exercise may only be sold over periods varying from 18 months to 24 months and are subject to repurchase by the Company under certain circumstances.

(3) Mr. Houston resigned from the position of Vice-President--Telecom Acquisitions effective April 11, 1996 and from his position as a director of the Company on June 21, 1996.

AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth certain information concerning the exercise of options by each of the named executive officers during fiscal 1996, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1996. Also reported are values of "in-the-money" options that represent the possible spread between the respective exercise prices of outstanding stock options and $1.56 per share, which was the market value of the Company's Common Stock as of December 31, 1996.

                                                            NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                               SHARES                      OPTIONS AT YEAR-END(#)         AT YEAR-END($)(1)
                             ACQUIRED ON      VALUE      --------------------------  ----------------------------
NAME                         EXERCISE(#)  REALIZED($)(2) EXERCISABLE  UNEXERCISABLE  EXERCISABLE(3) UNEXERCISABLE
---------------------------  -----------  -------------  -----------  -------------  -------------  -------------
Jack W. Matz, Jr.(4).......     213,720    $   558,641      932,000        640,000    $   334,466    $   200,320

Paul R. Miller.............      -0-           -0-          180,000        -0-            -0-            -0-

J. David Darnell...........      -0-           -0-          308,750        -0-             49,595        -0-

Lynn H. Johnson............      -0-           -0-           62,500        -0-            -0-            -0-

Terry R. Houston(5)........      -0-           -0-          160,000        -0-            -0-            -0-

------------------------

(1) Aggregate market value of the underlying securities at December 31, 1996 minus the exercise price.

(2) Aggregate market value of the underlying securities at exercise date minus the exercise price.

(3) With respect to Employee Options granted under the Employee Plan, the shares acquired upon exercise are subject to varying resale restrictions over a period of 18 or 24 months after vesting of the option (vesting generally occurs six months after the date of grant) and repurchase rights by the Company.

(4) As of December 31, 1996, Mr. Matz had 360,000 shares exercisable and 640,000 shares unexercisable under his Employment Agreement described below. See "--EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS."

(5) Mr. Houston resigned from the position of Vice President--Telecom Acquisitions effective April 11, 1996 and from his position as a director of the Company on June 21, 1996.

EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

    Effective March 24, 1995, the Company entered into an Employment Agreement with Jack W. Matz, Jr., which was amended as of January 1, 1996 and January 1, 1997. As amended, the Employment Agreement with Mr. Matz will expire on December 31, 2001, unless terminated earlier as provided therein, including termination by the Company with or without cause. In the event Mr. Matz is terminated for cause (defined in the Employment Agreement to include such reasons as an act of dishonesty on the part of Mr. Matz constituting a felony or intended to result in substantial gain or personal enrichment at the expense of the Company, his willful failure to perform his duties and a determination by 75% of the members of the Board of Directors to terminate the Employment Agreement), Mr. Matz shall be entitled to receive only the base salary being paid to him at such time, through the date of termination. The Employment Agreement may also be terminated by the Company at any time without cause upon 30 days written notice to Mr. Matz. In the event of this termination without cause, Mr. Matz shall be entitled to continue to receive the base salary effective at the time of termination, and to continue to participate in all regular employee benefit plans, for a period of two and one-half (2 1/2) years or until March 23, 2000, whichever occurs earlier. Mr. Matz may voluntarily terminate the Employment Agreement at any time upon 30 days written notice to the Company, in which event he shall be entitled to receive only his base pay in effect at that time through the date of termination.

    The Employment Agreement currently provides that Mr. Matz shall be paid an annual base salary of $275,000, subject to increase by the Compensation Committee of the Board of Directors, and, at

Mr. Matz's option, to a level equal to the highest salary level being paid to any other employee of the Company from time to time during Mr. Matz's employment period. Mr. Matz may also be awarded additional bonuses, at the discretion of the Board of Directors.

    Additionally, Mr. Matz is entitled to receive annual cash bonuses based upon the attainment by the Company of certain financial goals. The bonus will be an amount equal to the higher of (i) the Consolidated Net Income Calculation or
(ii) the EBITDA Calculation. The Consolidated Net Income Calculation is as follows:

ANNUAL NET
INCOME LEVEL                                    PERCENTAGE TO BE PAID AS BONUS COMPENSATION
----------------------------------------------  ----------------------------------------------
$0 - 200,000..................................  1% of net income up to and including $200,000
$200,001 - 1,200,000..........................  4% of net income from $200,001 up to and including $1,200,000
$1,200,001 and above..........................  8% of net income above $1,200,000

    The EBIDTA Calculation is as follows:

ANNUAL EBITDA                                   PERCENTAGE TO BE PAID AS BONUS COMPENSATION
----------------------------------------------  ----------------------------------------------
$0 - 10,000,000...............................  1.6% of EBIDTA up to and including $10,000,000
Above $10,000,000.............................  1.2% of EBIDTA above $10,000,000

    For purposes of this bonus, (i) net income is the net income of the Company and its consolidated subsidiaries determined in accordance with generally accepted accounting principles ("GAAP") as reflected in the Company's audited financial statements, excluding the effect of income taxes and including cash bonuses paid to any employee or consultant other than Mr. Matz and 50% of goodwill amortization expense for such year, and (ii) EBITDA is the positive number equal to earnings (loss) of the Company and its consolidated subsidiaries determined in accordance with GAAP before interest, taxes, depreciation, amortization, nonrecurring items, and other income (expense) and including cash bonuses paid to any employee or consultant other than Mr. Matz as determined from the Company's audited financial statements.

    The Employment Agreement also provides that Mr. Matz will be entitled to receive stock options entitling Mr. Matz to purchase up to an aggregate of 60,000 shares of Common Stock of the Company, in three 20,000 share allotments, to be granted at such time that the annual earnings per share of the Company and its subsidiaries (on a consolidated basis) exceed, for the first time, $.01, $.15 and $.25 earnings per share, respectively. Any option granted under this provision of Mr Matz's Employment Agreement shall be exercisable for a period of five (5) years from the date of grant and shall have an exercise price equal to the fair market value of the Common Stock on the date of grant.

    Effective March 24, 1995, in connection with Mr. Matz's agreement to release any and all claims against the Company under any prior agreements relating to his employment with the Company, Mr. Matz was granted an option to acquire up to 1,000,000 shares of Common Stock at an exercise price of $1.25 per share. This stock option, which is exercisable for up to five years after full vesting, vested as to 200,000 shares of Common Stock on the date of grant, March 24, 1995, 160,000 shares of Common Stock on each of March 24, 1996 and March 24, 1997 and vests as to an additional 160,000 shares of Common Stock on each of the three anniversaries thereafter. Mr. Matz's stock option is exercisable for up to five years after full vesting. However, if Mr. Matz is terminated by the Company without cause, such stock option will become immediately exercisable, and will remain exercisable for two years thereafter, with respect to a number of shares of Common Stock equal to 500,000 plus all vested but unexercised options then outstanding, but in no event in excess of 1,000,000 shares. The price to be paid for the shares of Common Stock to be issued pursuant to the exercise of this option may be paid at the option of Mr. Matz (i) in cash,

(ii) through a combination of cash and a promissory note, or (iii) by the delivery to the Company of an equivalent number of shares of Common Stock.

    In the event Mr. Matz is no longer employed by the Company prior to March 24, 2000, the Company may repurchase any or all of the shares of Common Stock acquired by Mr. Matz in excess of 500,000 shares of Common Stock, pursuant to the exercise of the options issued in connection with the Employment Agreement. The price payable by the Company in connection with any such repurchase shall be equal generally to the fair market value of such shares at the date of the repurchase and shall be payable, at the option of the Company, in cash or by the delivery of a promissory note of the Company.

    Mr. Matz also has the right to require the Company to register for sale, on three separate occasions until March 23, 2000, any or all of the shares of Common Stock acquired as a result of the exercise of the options issued in connection with the Employment Agreement.

    On March 13, 1996, the Company entered into an Employment Agreement with Paul R. Miller effective as of January 1, 1996. The Employment Agreement, which was amended as of January 1, 1997, will expire on December 31, 1998, but is automatically extended for additional successive two-year terms thereafter unless the agreement is terminated by the Company or Mr. Miller upon at least 60 days prior written notice as provided therein. Similar to Mr. Matz's Employment Agreement, if the Employment Agreement with Mr. Miller is terminated with cause, he is entitled to the base salary earned by him to the date of termination. Pursuant to the terms of Mr. Miller's Employment Agreement, he is entitled to an annual base salary of $225,000, subject to increase by the Compensation Committee of the Board of Directors. Mr. Miller may also be awarded additional bonuses, at the discretion of the Board of Directors.

    Additionally, Mr. Miller is entitled to receive annual cash bonuses based upon the attainment by the Company of certain financial goals. The bonus will be an amount equal to the higher of (i) the Consolidated Net Income Calculation or
(ii) the EBITDA Calculation, both calculated in generally the same method as set forth in Mr. Matz's Employment Agreement. The Consolidated Net Income Calculation for Mr. Miller is as follows:

ANNUAL NET
INCOME LEVEL                                    PERCENTAGE TO BE PAID AS BONUS COMPENSATION
----------------------------------------------  ----------------------------------------------
$0 - $250,000.................................  None
$250,001 to $500,000..........................  1% of net income up to and including $500,000
$500,001 - $1,200,000.........................  2% of net income from $500,001 up to and including $1,200,000
$1,200,001 and above..........................  5% of net income above $1,200,000

    The EBIDTA Calculation for Mr. Miller is as follows:

ANNUAL EBITDA                                   PERCENTAGE TO BE PAID AS BONUS COMPENSATION
----------------------------------------------  ----------------------------------------------
$0 - 10,000,000...............................  1% of EBIDTA up to and including $10,000,000
Above $10,000,000.............................  .75% of EBIDTA above $10,000,000

    The Employment Agreement with Mr. Miller also provides that he will be entitled to receive stock options entitling Mr. Miller to purchase up to an aggregate of 60,000 shares of Common Stock of the Company, in three 20,000 share allotments, to be granted at such time that the annual earnings per share of the Company and its subsidiaries (on a consolidated basis) exceed, for the first time, $.01, $.15 and $.25 earnings per share, respectively. Any option granted under this provision of Mr. Miller's Employment Agreement shall be exercisable for a period of five years from the date of grant and shall have an exercise price equal to the fair market value of the Common stock on the date of grant. Mr. Miller has the right to require the Company to register for resale, on two separate occasions until the later of December 31, 1998 or the final termination date of any automatic extension of his Employment Agreement, any and all of the shares of Common Stock acquired as a result of the exercise of these options.

    In the event Mr. Miller is no longer employed by the Company on the later to occur of December 31, 1998 or, if his Employment Agreement is automatically extended, the date of termination as so extended, the Company may repurchase any or all of the shares of the Common Stock, in excess of 500,000 shares of Common Stock, acquired by Mr. Miller pursuant to the exercise of the options issued in connection with the Employment Agreement. The price payable by the Company in connection with any such repurchase shall be equal generally to the fair market value of such shares at the date of the repurchase and shall be payable, at the option of the Company, in cash or by the delivery of a promissory note of the Company.

    Under the terms of the Company's employment agreements with Mr. Miller and Mr. Matz, a "Change of Control" of the Company is deemed to exist upon the occurrence of any of the following (i) any person other than such employee or a person acquiring securities directly or indirectly in connection with any financing or capital raising activity undertaken by the Company in connection with the USC acquisition is or becomes a beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% of the combined voting power of the Company's outstanding securities; (ii) at any time during the twenty-four month period following a merger, tender offer, consolidation, sale of assets or contested election, or any combination of such transactions, at least a majority of the Company's Board of Directors shall cease to be "continuing directors" (meaning directors of the Company prior to such transaction or who subsequently become directors and whose election or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then still in office prior to such transaction); or (iii) the Company's stockholders approve a plan of complete liquidation of the Company or an agreement of sale or disposition by the Company of all or substantially all of the Company's assets.

    If such a "Change-of-Control" occurs under Mr. Matz's Employment Agreement, Mr. Matz is generally entitled to receive (i) one year's base salary as a lump sum payment if he voluntarily terminates his employment within 90 days of such event, (ii) no severance if he voluntarily terminates his employment after 90 days of such event; (iii) a lump sum severance payment equal to any remaining salary payments due from date of termination until March 23, 2000 if he is involuntarily terminated other than for "cause" (as defined above); provided that such lump sum cannot exceed 2.99 times his five year average annual compensation; and (iv) his base salary up until the last date of employment if he is involuntarily terminated for "cause."

    If a "Change-of-Control" occurs under Mr. Miller's Employment Agreement, Mr. Miller is entitled to have such employment agreement assumed by the Company's successor or purchaser or be compensated in accordance with the terms of the Employement Agreement even if relieved of his duties.

    Effective April 11, 1996, Mr. Houston and the Company entered into a settlement agreement (the "Settlement Agreement") pursuant to which Mr. Houston's employment agreement with LDN was terminated, the Company issued to Mr. Houston 142,354 shares of restricted Common Stock and Mr. Houston was released from his obligations under a certain Promissory Note of Mr. Houston to LDN in the principal sum of $195,903.75. In reaching this agreement, the Company calculated the present value of all sums remaining to be paid under his employment agreement and offset the outstanding balance under the Promissory Note against such sum. In connection with the Settlement Agreement, Mr. Houston agreed to remain available to advise and consult with the Company (for no additional consideration other than reasonable out-of-pocket expenses) through March 31, 1999, and agreed not to compete with the Company for three years after the date of the Settlement Agreement. In addition, Mr. Houston executed a voting agreement in connection with such transaction granting Mr. Matz the right to designate the manner in which the shares of Common Stock owned by Mr. Houston are voted. On June 10, 1996, the Company and Mr. Houston ceased being an employee of the Company and with respect to insurance coverage for Mr. Houston and his wife.

    The Company entered into a Severance Agreement with Mr. Darnell in lieu of any rights Mr. Darnell previously had under an employment agreement with the Company dated August 8, 1993, except for his right to receive formula bonuses based on the annual profitability of the Company determined by measuring gross income less all operating expenses on a consolidated basis. Generally, should the Company have profits of between $500,001 and $1,500,000 or profits in excess of $1,500,000, Mr. Darnell is eligible to receive a bonus of 1.5%, respectively, of such profits. Under the Severance Agreement, Mr. Darnell will be entitled to receive as severance 150% of his annual salary in effect on the date of a change of control of the Company if he is terminated for any reason (other than death, voluntarily or due to a conviction of a felony involving a crime of moral turpitude) within one year after such change of control.

    The Company entered into a Severance Agreement with Ms. Johnson terminating Ms. Johnson's rights to 20,000 shares of restricted stock granted on her employment on September 1, 1995, none of which were vested at the time of termination. Under the Severance Agreement, Ms. Johnson will be entitled to receive as severance 150% of her annual salary in effect on the date of a change of control of the Company if she is terminated for any reason (other than death, voluntarily or due to a conviction of a felony involving a crime of moral turpitude) within one year after such change of control.

    "Change of Control of the Company" under all such Severance Agreements occurs if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving Corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (ii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the Company's outstanding Common Stock, except for any person who had such beneficial ownership prior to May 31, 1996; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof; provided, however, that an event or series of events described in (i), (ii), (iii) or (iv) above shall not constitute a Change in Control if a majority of the directors in office who were also directors on the date which is three years prior to the occurrence of such an event shall so determine.

    Pursuant to the terms of the terms of the Employee Plan as amended at the Annual Meeting of Stockholders on May 31, 1996, all options granted under either such plan will (i) vest automatically upon a change of control of the Company and (ii) remain exercisable for a minimum of 90 days upon the termination of such optionee following such a change of control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On February 17, 1995, Messrs. Matz, Thomas, Houston, Williams and Smith each made a loan in the principal amount of $25,000 and Mr. Miller made a loan in the principal amount of $20,000 to the Company with an interest rate of 12% per annum. The loans were originally due on May 17, 1995 and were extended for varying periods through October 1995 for a 1% extension fee. Mr. Thomas' loan was repaid by the issuance of 27,239 shares of Common Stock. All other such loans were repaid in cash or offset in connection with the exercise of options by the Company during 1995. In addition, in connection with such loans, Messrs. Matz, Houston and Smith accepted options to purchase 14,286 shares of Common Stock and Mr. Miller accepted options to purchase 11,429 shares of Common Stock, all exercisable between June 17, 1995 and December 17, 1995 at $1.75 per share. All of such options expired unexercised.

    In addition to the loans described above, Mr. Matz made loans to the Company with an interest rate of 12% per annum in the following principal amounts on the following dates: $48,610 on July 1, 1994, $25,000 on February 17, 1995, $75,000
on May 15, 1995 and $25,000 on June 1, 1995. The Company made aggregate repayments on such loans of $18,000 in 1994, $130,000 in 1995, and completely repaid such loans with $25,610 during 1996.

    In connection with the financing of the Company's acquisition of U.S. Communications, Inc. ("USC"), JLCM purchased 166,667 shares of Series A Stock and was issued a warrant to purchase 500,000 shares of Common Stock (with an exercise price of $1.125 per share) for an aggregate of $1.5 million. In addition, the Company paid fees and expenses of $49,241 to JLCM in 1995.

    Pursuant to the Share Purchase Agreement dated as of July 31, 1995 (the "Share Purchase Agreement") under which JLCM purchased 166,667 shares of the Company's Series A Stock, the Company is obligated to use its best efforts to cause up to two persons nominated by JLCM to be elected to the Board. The Company's obligation ceases when there are less than 100,000 shares of Series A Stock outstanding or JLCM and its affiliates (together with the directors, officers and employees of JLCM and its affiliates) beneficially own collectively less than five percent (5%) of the combined voting power of all shares of capital stock then outstanding, assuming all conversion rights are exercised. Messrs. Curd and Richards were JLCM designees to the Company's Board of Directors under the provisions of the Share Purchase Agreement and were first appointed to the Board of Directors in September 1995 and March 1997, respectively, in accordance therewith.

    In addition to the right noted immediately above, if at any time while there are at least 100,000 shares of Series A Stock outstanding, the Company fails to
(a) redeem shares of Series A Stock in accordance with the terms thereof or (b) declare and legally pay the equivalent of one year's dividend payments on the outstanding shares of Series A Stock, then, in such event, the holders of such Series A Stock shall be entitled to elect, voting as a class, a certain additional number of individuals to the Board of Directors of the Company and the Company is obligated to increase the number of directorships by that number. The exact number of directors to be elected by the holders of Series A Stock is based upon a fraction of the number of directors then in office where the numerator of such fraction is equal to the maximum number of shares of Common Stock issuable upon conversion of the Series A Stock and the denominator of such fraction is equal to the total number of shares of Common Stock then outstanding on a fully diluted basis. Directors elected by the holders of the Series A Stock may not be removed at any time without the written consent of at least 51% of the shares of Series A Stock.

    On March 25, 1996, JLCM and the Company entered into an agreement resolving prior disputes regarding (i) registration and conversion rights attributable to the Series A Stock and Common Stock acquired upon the conversion of Series A Stock or upon the exercise of warrants held by JLCM; (ii) any obligation of the Company to enter into a new agreement with respect to JLCM's services; and (iii) certain fees and expenses. The parties also amended certain related provisions in existing agreements between the Company and JLCM. In connection with the resolution of these disputes, the Company agreed to pay $63,000 of fees and expenses and to issue to JLCM an additional 50,000 shares of Common Stock of the

Company. Mr. Reuben Richards and Mr. Howard Curd, both directors of the Company, serve as Senior Managing Director and Managing Director, respectively, of JLCM.

    Under various agreements with holders of the Company's securities convertible into Common Stock, Mr. Matz has obtained the right to vote such shares of Common Stock held by such persons or the shares of Common Stock which may be acquired by such persons upon exercise of the convertible security. Such voting agreements provide Mr. Matz with a substantial portion of his beneficial ownership of the Company's Common Stock. See "SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT."

    Effective April 11, 1996, Mr. Houston, formerly Vice President--Telecom Acquisitions and a director for the Company, entered into a settlement agreement with the Company pursuant to which Mr. Houston's employment agreement with LDN was terminated, the Company issued to Mr. Houston certain shares of restricted Common Stock and Mr. Houston was released from his obligations under a certain promissory note. See "EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS."

    On June 21, 1996, Mr. Nugent, a director of the Company, entered into a consulting agreement to perform certain acquisition related services for the Company for a three month period ending August 31, 1996 for $40,000 aggregate compensation. On September 1, 1996 Mr. Nugent became an employee of the Company and on September 18, 1996, Mr. Nugent was elected as a Vice President of the Company. The Company has agreed to pay Mr. Nugent a base salary of $120,000 per year and a bonus (comprised of cash and stock options) based on each acquisition completed by the Company after September 1, 1996. The cash portion of the bonus (the "Cash Formula") is generally determined by multiplying the annualized revenues of the acquired Company (based on revenue of the acquired Company during the month prior to the acquisition) by $.001. The number of options to be awarded to Mr. Nugent upon consummation of an acquisition (the "Option Formula") are generally determined by multiplying the annualized revenues of the acquired Company by .00075 and dividing such product by the closing price of the Company's Common Stock on the date of grant (to occur in connection with next scheduled Stock Option Committee meeting). Such quotient is then rounded up to the nearest unit of 1,000 shares. On December 2, 1996, the Employee Stock Option Committee of the Board of Directors made two grants of stock options under the Employee Plan, each with an exercise price equal to the closing price of the Company's Common Stock on such date of $1.56 and an expiration date of December 2, 2001. The first grant included options to purchase 25,000 shares of the Company's Common Stock, one-half vesting at September 1, 1997 and the other half vesting on September 1, 1998. The second grant included options to purchase 15,000 shares of the Company's Common Stock under the Option formula with respect to the acquisition of First Choice Long Distance, Inc. ("First Choice") and Uniquest Communications, Inc. ("Uniquest"). On April 8, 1997, the Stock Option Committee granted Mr. Nugent stock options to purchase 76,497 shares of Common Stock under the Emplyee Plan in connection with the acquisiton of Addtel. Such options have an exercise price equal to the closing price of the Company's Common Stock on such date of $1.53 and an expiration date of April 8, 2002. Mr. Nugent also received cash bonuses of $2,909, $150 and $15,503 under the Cash Formula with respect to the First Choice, Uniquest and Addtel acquisitions, respectively.

    On March 25, 1997, Northstar High Total Return Fund purchased $3,800,000 principal amount of the Company's 10% Convertible Debenture Due 2006 for $3,230,000. Northstar Investment Management Corporation has the power to buy, sell and vote for the Debenture as well as $11,750,000 principal amount of Notes and the aggregate of 6,098,039 shares of Common Stock into which such Note and Debenture are convertible, held by Northstar High Total Return Fund and other mutual funds which hold such securities. Thomas Ole Dial, who served as a director of the Company from October 1996 to March 24, 1997, is Executive Vice President and Chief Investment Officer for Northstar Investment Management Corporation. Northstar Investment Management is a majority owned subsidiary of Reliastar Financial Corporation. Mr. Dial has been President and sole shareholder of TD & Associates since August 1993. TD & Associates is the General Partner of TD Partners. Northstar Investment Management has been the sub-advisor to TD & Associates since September 1994.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, certain reports required by Section 16(a) to have been filed during the fiscal year ended December 31, 1996 were filed late, not filed or, copies of such reports were not furnished to the Company as required as follows: (i) Mr. Richards made a late filing disclosing four transactions on his Form 5 annual statement on March 21, 1997; (ii) Mr. Curd made a late filing disclosing five transactions on his Form 5 annual statement on March 11, 1997; and (3) Mr. Nugent made a late filing disclosing three transactions with respect to his Form 5 annual statement on March 11, 1997. The Company has distributed written information to such individuals concerning their obligations under Section 16.

                STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

    Pursuant to Rule 14a-8 of the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement for consideration at its 1998 Annual Meeting of Stockholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1998 Annual Meeting of Stockholders, stockholder proposals must be received by the Company by December 26, 1997, and must otherwise comply with the requirements of Rule 14a-8.

                                          By Order of the Board of Directors
                                          Jack W. Matz, Jr.
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Richardson, Texas
April 29, 1997

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                          SA TELECOMMUNICATIONS, INC.
                        1994 EMPLOYEE STOCK OPTION PLAN

    1. PURPOSE. The purpose of this 1994 Stock Option Plan (hereinafter called the "Plan") is to further the success of SA Telecommunications, Inc., a Delaware corporation (hereinafter called the "Company"), and certain of its affiliates by making available Common Stock of the Company for purchase by certain officers and employees of the Company and its affiliates and certain bona fide consultants, and thus to provide an additional incentive to such individuals to continue in the service of the Company or its affiliates and to give them a greater interest as shareholders in the success of the Company. Subject to compliance with the provisions of the Plan and the Internal Revenue Code of 1986, as amended, Incentive Stock Options are authorized by Section 422 of the Code and stock options which do not qualify under Section 422 of the Code are authorized and may be granted under the Plan.

    2. DEFINITIONS. As used in this Plan the following terms shall have the meanings indicated as follows:

    (a) "Board" means the Board of Directors of the Company.

    (b) "Change of Control of the Company" shall mean if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving Corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (ii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the Company's outstanding Common Stock, except for any person who had such beneficial ownership prior to May 31, 1996; or (iv) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the entire board of Directors shall cease for any reason to constitute a majority thereof; provided, however, that an event or series of events described in (i), (ii), (iii) or (iv) above shall not constitute a Change in Control if a majority of the directors in office who were also directors on the date which is three (3) years prior to the occurrence of such an event shall so determine.

    (c) "Code" means the Internal Revenue Code of 1986, as amended.

    (d) "Committee" means the Committee administering the Plan described in Paragraph 3 hereof.

    (e) "Common Stock" means the Company's Common Stock, par value $0.0001 per share.

    (f) "Date of Grant" means the date on which an option is granted under a written option agreement executed by the Company and a Participant pursuant to the Plan.

    (g) "Effective Date" means the effective date of this Plan specified in Paragraph 13 hereof.

    (h) "Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

    (i) "Incentive Stock Option" means an option qualifying under Section 422 of the Code.

    (j) "NON-EMPLOYEE DIRECTOR" SHALL MEAN AN INDIVIDUAL WHO IS A "NON-EMPLOYEE DIRECTOR" AS DEFINED UNDER RULE 16B-3 PROMULGATED UNDER THE EXCHANGE ACT OR ANY SUCCESSOR PROVISION.

    (k) "Parent" means a parent corporation of the Company as defined in Section 424(e) of the Code.

    (l) "Participants" means the employees and officers of the Company, its Subsidiaries and its Parents and those directors of the Company who are also employees of the Company or its subsidiaries. Bona fide consultants to the Company may also be "Participants" hereunder, provided that such persons shall only be entitled to receive nonqualified stock options (as defined below).

    (m) "Subsidiary" means a subsidiary corporation of the Company as defined in
Section 424(f) of the Code.

    3. ADMINISTRATION OF THE PLAN. The Board of Directors of the Company shall appoint a committee (the "Committee") comprised of two (2) or more directors to administer the Plan. Only directors who are NON-EMPLOYEE DIRECTORS shall be eligible to serve as members of the Committee. The Committee shall report all action taken by it to the Board, which shall review and ratify or approve those actions that are by law required to be so reviewed and ratified or approved by the Board. The Committee shall exercise full and final authority in its discretion, subject to the provisions of the Plan, to determine the Participants to whom, and the time or times at which, options shall be granted and the number of shares and purchase price of Common Stock covered by each option; to construe and interpret the Plan and any agreements made pursuant to the Plan; to determine the terms and provisions (which need not be identical or consistent with respect to each Participant) of the respective option agreements and any agreement ancillary thereto including, but without limitation, terms covering the payment of the option price vesting schedules and any forfeiture provisions with respect to stock acquired upon the exercise of any option; and to make all other determinations and to take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons. NOTWITHSTANDING THE FOREGOING, THE BOARD MAY APPROVE ANY TRANSACTION BETWEEN THE PLAN AND AN OFFICER AND DIRECTOR OF THE COMPANY AS AN EXEMPT TRANSACTION AS PROVIDED IN RULE 16(B)(3)(D).

    4. OPTIONS AUTHORIZED. The options granted under this Plan may be Incentive Stock Options or stock options that do not qualify as Incentive Stock Options (sometimes referred to herein as "nonqualified options" or "nonqualified stock options"). The Committee shall have the full power and authority to determine which options shall be nonqualified stock options and which shall be Incentive Stock Options; to grant only Incentive Stock Options or, alternatively, only nonqualified stock options; and to, in its sole discretion, grant to the holder of an outstanding option, in exchange for the surrender and cancellation of such option, a new option having a purchase price lower than that provided in the option so surrendered and cancelled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan. Under no circumstances may nonqualified stock options be granted where the exercise of such nonqualified stock options may affect the exercise of Incentive Stock Options granted pursuant to the Plan. No options may be granted under the Plan prior to the Effective Date. In addition to any other limitations set forth herein, (1) no Participant shall receive any grant of options, whether Incentive Stock Options or nonqualified stock options, exercisable for more than two hundred fifty thousand (250,000) shares of Common Stock during any one fiscal year of the Company and (2) the aggregate fair market value (determined in accordance with Paragraph 7(a) of the Plan as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year (under all plans of the Company and of any Parent or Subsidiary) shall not exceed $100,000 (except as provided in Paragraph 18).

    5. COMMON STOCK SUBJECT TO OPTIONS. The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of options shall not exceed FOUR MILLION (4,000,000), subject to adjustment under the provisions of Paragraph 8. The shares of Common Stock to be issued upon the exercise of options may be authorized but unissued shares, or shares issued and reacquired by the Company. In the event any option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such option shall again be available for options to be granted under the Plan, except that shares for which relinquished options (or portions thereof) are exercisable shall not again be available for options under the Plan.

    6. PARTICIPANTS. Except as hereinafter provided, options may be granted under the Plan to any Participant. In determining the Participants to whom options shall be granted and the number of shares to be covered by such option, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. A participant who has been granted an option under the Plan may be granted an additional option or options under the Plan, in the Committee's discretion.

    7. TERMS AND CONDITIONS OF OPTIONS. The grant of an option under the Plan shall be evidenced by a written agreement executed by the Company and the applicable Participant and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

        (a) OPTION PRICE. The option price per share with respect to each option shall be determined by the Committee, but shall in no instance be less than the par value of the shares subject to the option. In addition, the option price per share with respect to Incentive Stock Options granted hereunder shall in no instance be less than the fair market value of the shares subject to the option as determined by the Committee. For the purposes of this Paragraph 7(a), fair market value shall be, where applicable, the Closing Price of the Common Stock on the Date of Grant. For this purpose, the Closing Price of the Common Stock on the Date of Grant shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sales price of Common Stock on such exchange, as reported in any newspaper of general circulation, (ii) if actual transactions in the Common Stock are included in the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ-NMS") or are reported on a consolidated transaction reporting system, the last sales price of the Common Stock on such system,
    (iii) if Common Stock is otherwise quoted on the National Association of Securities Dealer Automated Quotation System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, (iv) if none of clause (i),
    (ii) or (iii) is applicable, the mean between the high bid and low asked quotations for Common Stock as reported by the National Daily Quotation Service if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five (5) of the ten (10) preceding days. Notwithstanding the foregoing, however, fair market value shall be determined consistent with Code Section 422(b)(4) or any successor provisions. The Committee may permit the option purchase price to be payable by transfer to the Company of Common Stock owned by the option holder with a fair market value at the time of the exercise equal to the option purchase price.

        (b) PERIOD OF OPTION. The expiration date of each option shall be fixed by the Committee but, notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than ten (10) years from the Date of Grant.

        (c) VESTING OF SHAREHOLDER RIGHTS. Neither the optionee nor his successor in interest shall have any of the rights of a shareholder of the Company until the shares relating to the option hereunder are issued by the Company and are properly delivered to such optionee, or successor.

        (d) EXERCISE OF OPTION. Each option shall be exercisable from time to time (but not less than six (6) months after the Date of Grant except as provided in Paragraph 18) over such period and upon such terms and conditions as the Committee shall determine, but not at any time as to less than one hundred (100) shares unless the remaining shares which have become so purchasable are less than one hundred (100) shares. After the death of the optionee, an option may be exercised as provided in Paragraph 15 hereof.

        (e) NONTRANSFERABILITY OF OPTION. No option shall be transferable or assignable by an optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and each option shall be exercisable, during the optionee's lifetime, only by him or her or, during periods of legal disability, by his or her legal representative. No option shall be subject to execution, attachment, or similar process.

        (f) DISQUALIFYING DISPOSITION. The option agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to him or her pursuant to exercise of the option within the two-year period commencing on the day after the Date of Grant of such option or within the one-year period commencing on the day after the date of issuance of the share or shares to him or her pursuant to the exercise of such option, he or she shall, within ten (10) days of such disposition date, notify the Company of the sales price or other value ascribed to or used to measure the disposition of the share or shares thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

        (g) LIMITATION ON GRANTS TO CERTAIN SHAREHOLDERS. An Incentive Stock Option may be granted to a Participant only if such Participant, at the time the option is granted, does not own, after application of the attribution rules of Code Section 424, stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Company or of its Parent or Subsidiary. The preceding restrictions shall not apply if at the time the option is granted the option price is at least 110% of the fair market value (as defined in Paragraph 7(a) above) of the Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant.

        (h) CONSISTENCY WITH CODE. Notwithstanding any other provision in this Plan to the contrary, the provisions of all agreements granting incentive stock options pursuant to the Plan shall not violate the requirements of the Code applicable to the Incentive Stock Options authorized hereunder.

    8. ADJUSTMENTS. The Committee, in its discretion, may make such adjustments in the option price and the number of shares covered by outstanding options that are required to prevent any dilution or enlargement of the rights of the holders of such options that would otherwise result from any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights or any other change in the capital structure of the Company. The Committee, in its discretion, may also make such adjustments in the aggregate number of shares that may be the subject of options which are appropriate to reflect any transaction or event described in the preceding sentence.

    9. RESTRICTION OF ISSUING SHARES. The exercise of each option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

    10. USE OF PROCEEDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

    11. AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN. The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the options granted thereunder may conform to any changes in the law or in any other respect that the Board may deem to be in the best interests of the Company; provided, however, that without approval by the shareholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Plan for which shareholder approval is required of the Company in order to comply with (i) Rule 16b-3, as amended, promulgated under the Exchange Act,
(ii) the Code or regulatory provisions dealing with Incentive Stock Options,
(iii) any rules for listed companies promulgated by any national stock exchange on which the Company's stock is traded or (iv) any other applicable rule or law. Unless sooner terminated hereunder, the Plan shall terminate ten (10) years after the Effective Date. No option may be granted during any suspension or after the termination of the Plan. Except as provided in Paragraph 12, no amendment, suspension, or termination of the Plan shall, without an optionee's consent, impair or negate any of the rights or obligations under any option theretofore granted to such optionee under the Plan.

    12. TAX WITHHOLDING. The Committee may, in its sole discretion, (a) require an optionee to remit to the Company a cash amount sufficient to satisfy, in whole or in part, any federal, state or local withholding tax requirements prior to the delivery of any certificate for shares pursuant to the exercise of an option hereunder; or (b) satisfy such withholding requirements through another lawful method.

    13. EFFECTIVE DATE AND TERMINATION DATE. This Plan shall become effective on the date (the "Effective Date") of the last to occur of (i) the adoption of the Plan by the Board and (ii) the approval, within twelve (12) months of such adoption, by a majority (or such other proportion as may be required by state law) of the outstanding voting shares of the Company, voted either in person or by proxy, at a duly held stockholders meeting. This Plan shall terminate on January 1, 2004, and any option outstanding on such date will remain outstanding until it has either expired or has been exercised.

    14. TERMINATION OF EMPLOYMENT WITHOUT A CHANGE OF CONTROL. In the event of the retirement (with the written consent of the Company) or other termination of the employment of an employee to whom an option has been granted under the Plan, other than (a) a termination that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Company, or (b) a termination by reason of death, the employee may (unless otherwise provided in his option agreement) exercise his option at any time within three (3) months after such retirement or other termination of employment (or within one (1) year after termination of employment due to disability within the meaning of Code
Section 422(c)(7)), or within such other time as the Committee shall authorize, but in no event after ten (10) years from the date of granting thereof (or such lesser period as may be specified in the stock option agreement), but only to the extent of the number of shares for which his options were exercisable by him at the date of the termination of his employment. In the event of the termination of the employment of an employee to whom an option has been granted under the Plan that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Company, any option held by him under the Plan, to the extent not previously exercised, shall forthwith terminate on the date of such termination of employment. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company, a Subsidiary or a Parent. The option agreement may contain such provisions as the Committee shall approve with respect to the effect of approved leaves of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries or Parents or interfere in any way with the right of the Company or any of its Subsidiaries or Parents to terminate his employment at any time.

    14A. TERMINATION OF EMPLOYMENT AFTER A CHANGE IN CONTROL. The provisions of this Paragraph 14A shall supersede the provisions of Paragraph 14 if, and shall only be applicable upon, a Change of Control of the Company. In the event of the retirement (with or without the written consent of the Company) or other termination of the employment of an employee to whom an option has been granted under the Plan, other than (a) a termination due to conviction of a felony involving a crime of moral turpitude, or (b) a termination by reason of death, the employee may (unless otherwise provided in his option agreement) exercise his option at any time within three (3) months after such retirement or other termination of employment (or within one (1) year after termination of employment due to disability within the meaning of Code Section 422(c)(7)), or within such other longer time as the Committee shall authorize, but in no event after ten (10) years from the date of granting thereof (or such lesser period as may be specified in the stock option agreement), but only to the extent of the number of shares for which his options were exercisable by him at the date of the termination of his employment. In the event of the termination of the employment of an employee to whom an option has been granted under the Plan that is terminated due to a conviction of a felony involving a crime of moral turpitude, any option held by him, to the extent not previously exercised, shall terminate on the date of termination of employment. Options granted under the Plan shall not be affected by any change of employment except as set forth herein. The option agreement may contain such provisions as the Committee shall approve with respect to the effect of approved leaves of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries or Parents or interfere in any way with the right of the Company or any of its Subsidiaries or Parents to terminate his employment at any time.

    15. DEATH OF HOLDER OF OPTION. In the event an employee to whom an option has been granted under the Plan dies during, or within three (3) months after the termination of, his employment by the Company or a Subsidiary or Parent, such option (unless it shall have been previously terminated pursuant to the provisions of the Plan or unless otherwise provided in his option agreement) may be exercised (to the extent of the entire number of shares covered by the option whether or not purchasable by the employee at the date of his death) by the executor or administrator of the optionee's estate or by the person or persons to whom the optionee shall have transferred such option by will or by the laws of descent and distribution, at any time within a period of one (1) year after his death, but not after the exercise termination date set forth in the relevant stock option agreement.

    16. LOANS TO ASSIST IN EXERCISE OF OPTIONS. If approved by the Board, the Company or any Parent or Subsidiary may lend money or guarantee loans by third parties to an individual to finance the exercise of any option granted under the Plan. No such loans to finance the exercise of an Incentive Stock Option shall have an interest rate or other terms that would cause any part of the principal amount to be characterized as interest for purposes of the Code.

    17. RULE 16B-3 PLAN. This Plan is intended and has been drafted to comply in all respects with Rule 16b-3, as amended, under the Exchange Act. If any provision of this Plan does not comply with Rule 16b-3, as amended, this Plan shall be automatically amended to comply with Rule 16b-3, as amended.

    18. EFFECT OF CHANGE OF CONTROL OF THE COMPANY. Without limiting any of the other provisions hereof and notwithstanding anything to the contrary in any stock option agreement or other agreement, upon a Change of Control of the Company (i) all options granted under the Plan shall immediately vest and be fully exercisable, (ii) any restrictions on the right of the Participant to exercise any options granted hereunder or sell any shares of Common Stock acquired upon exercise thereof shall automatically terminate and be of no force and effect, and (iii) any right of the Company to repurchase any shares of Common Stock acquired upon exercise of an option shall automatically terminate and be of no further force and effect.

                          SA TELECOMMUNICATIONS, INC.
                       1600 PROMENADE CENTER, 15TH FLOOR
                            RICHARDSON, TEXAS 75080

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints JACK W. MATZ, JR., J. DAVID DARNELL and LYNN
H. JOHNSON, and all or any of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock, par value $.0001 per share, of SA Telecommunications, Inc. (the "Company") held of record by the undersigned on April 15, 1997, at the Annual Meeting of Stockholders to be held on May 29, 1997, or any adjournment(s) thereof.

    1. PROPOSAL TO ELECT AS CLASS II DIRECTORS OF THE COMPANY, THE FOLLOWING PERSONS, TO HOLD OFFICE UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

           / / FOR all the nominees listed below           / / WITHHOLD AUTHORITY to vote for all
             (except as marked to the contrary below)        nominees listed below

     Class II Nominees (Term Expiring 2000): John Q. Ebert, Dean A. Thomas,
                   John H. Nugent and Barry J. Williams, M.D.

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

    2. PROPOSAL TO APPROVE AND ADOPT CERTAIN AMENDMENTS TO THE COMPANY'S 1994 EMPLOYEE STOCK OPTION PLAN.

/ / FOR                         / / AGAINST                         / / ABSTAIN

    3. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

/ / FOR                         / / AGAINST                         / / ABSTAIN

    4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

/ / FOR                         / / AGAINST                         / / ABSTAIN

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES UNDER PROPOSAL 1, "FOR" THE PROPOSAL TO APPROVE AND ADOPT CERTAIN AMENDMENTS TO THE COMPANY'S 1994 EMPLOYEE STOCK OPTION PLAN UNDER PROPOSAL 2, "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR UNDER PROPOSAL 3 and in the discretion of the proxies with respect to any other matter that is properly presented at the meeting.

    Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
                                              DATED: ____________________ , 1997
                                              __________________________________
                                                          Signature
                                              __________________________________
                                                  Signature If Held Jointly